UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2003

                              BUSH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                        1-8884                        16-0837346
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 (State or other                (Commission File                (I.R.S. Employer
  jurisdiction                       Number)                     Identification
of incorporation)                                                     No.)

                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (716) 665-2000

                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

      On October 13, 2003, the Registrant issued a press release with respect to its third quarter 2003 results of operations, a copy of which is furnished as
Exhibit 99 hereto.

      The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BUSH INDUSTRIES, INC.

                                 By: /s/ Robert L. Ayres
                                     -------------------------------------------
Date: October 13, 2003               Robert L. Ayres, President, Chief Financial
                                     Officer and Chief Operating Officer


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